UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Fortress Value Acquisition Corp. II

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Analyst Day Presentation December 2020 April 1, 2021 1Analyst Day Presentation December 2020 April 1, 2021 1

Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the evaluation of the proposed business combination, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the proposed business combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the information described herein. The general explanations included in this Presentation cannot address, and are not intended to address, any specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC filed a preliminary proxy statement (the “Proxy Statement”) with the SEC on March 12, 2021, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in FVAC’s preliminary proxy statement and will be included in FVAC’s definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020, FVAC’s Annual Report on Form 10-K for the year ended December 31, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. © 2021 ATI Holdings, LLC 2Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential business combination between Wilco Holdco, Inc. (“Wilco”) and Fortress Value Acquisition Corp. II (“FVAC”) and related transactions and for no other purpose. By accepting this Presentation, you acknowledge and agree that all of the information contained herein or disclosed orally during this Presentation is confidential, that you will not distribute, disclose and use such information for any purpose other than for the purpose of your firm’s participation in the evaluation of the proposed business combination, that you will not distribute, disclose or use such information in any way detrimental to Wilco or FVAC, and that you will return to Wilco and FVAC, delete or destroy this Presentation upon request. No representations or warranties, express or implied are given in, or in respect of, this Presentation. You are also being advised that the United States securities laws restrict persons with material non-public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will FVAC, Wilco or any of their respective subsidiaries, stockholders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of Wilco or the proposed business combination. Viewers of this Presentation should each make their own evaluation of Wilco and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the information described herein. The general explanations included in this Presentation cannot address, and are not intended to address, any specific investment objectives, financial situations or financial needs. The proposed business combination will be submitted to the stockholders of FVAC for their consideration and approval at a special meeting of stockholders. FVAC filed a preliminary proxy statement (the “Proxy Statement”) with the SEC on March 12, 2021, which will be distributed to holders of FVAC’s common stock, once definitive, in connection with FVAC’s solicitation for proxies for the vote by FVAC’s stockholders in connection with the proposed business combination and other matters as described in the Proxy Statement. When available, FVAC will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed business combination. FVAC’s stockholders and other interested parties are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement and any other documents filed in connection with FVAC’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination and other matters, as these documents will contain important information about FVAC, Wilco and the proposed business combination. Stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by FVAC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to 1345 Avenue of the Americas, 46th Floor, New York, New York 10105, Attention: Alexander Gillette (agillette@fortress.com). This Presentation does not constitute a solicitation of a proxy. FVAC, Wilco and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from FVAC’s stockholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of FVAC’s stockholders in connection with the proposed business combination will be set forth in FVAC’s proxy statement when it is filed with the SEC. You can find more information about FVAC’s directors and executive officers in FVAC’s final prospectus dated August 11, 2020 and filed with the SEC on August 13, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is included in FVAC’s preliminary proxy statement and will be included in FVAC’s definitive proxy statement when it becomes available. Stockholders, potential investors and other interested persons should read the proxy statement carefully when it becomes available before making any voting or investment decisions. When available, these documents can be obtained free of charge from the sources indicated above. FORWARD-LOOKING STATEMENTS All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics (including pro forma net debt to Adjusted EBITDA ratio), projections of market opportunity and market share, the satisfaction of closing conditions to the potential transaction and the PIPE, the level of redemptions by FVAC’s public stockholders and the timing of the completion of the potential transaction, including the anticipated closing date of the proposed business combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of Wilco’s and FVAC’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Wilco and FVAC. These forward-looking statements are subject to a number of risks and uncertainties, including (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the stockholders of FVAC is not obtained; (iii) the ability to maintain the listing of the combined company’s securities on NYSE; (iv) the inability to complete the PIPE; (v) the risk that the proposed business combination disrupts current plans and operations of FVAC or Wilco as a result of the announcement and consummation of the transaction described herein; (vi) the risk that any of the conditions to closing are not satisfied in the anticipated manner or on the anticipated timeline; (vii) the failure to realize the anticipated benefits of the proposed business combination; (viii) risks relating to the uncertainty of the projected financial information with respect to Wilco and costs related to the proposed business combination; (ix) risks related to the rollout of Wilco’s business strategy and the timing of expected business milestones; (x) the effects of competition on Wilco’s future business and the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (xi) risks related to political and macroeconomic uncertainty; (xii) the outcome of any legal proceedings that may be instituted against FVAC, Wilco or any of their respective directors or officers, following the announcement of the potential transaction; (xiii) the amount of redemption requests made by FVAC’s public stockholders; (xiv) the ability of FVAC or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the proposed business combination or in the future; (xv) the impact of the global COVID-19 pandemic on any of the foregoing risks; and (xvi) those factors discussed in FVAC’s final prospectus dated August 11, 2020, FVAC’s Annual Report on Form 10-K for the year ended December 31, 2020 and any Quarterly Report on Form 10-Q, in each case, under the heading “Risk Factors,” and other documents of FVAC filed, or to be filed, with the SEC. If any of these risks materialize or FVAC’s or Wilco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FVAC nor Wilco presently know or that FVAC and Wilco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FVAC’s and Wilco’s expectations, plans or forecasts of future events and views as of the date of this Presentation. FVAC and Wilco anticipate that subsequent events and developments will cause FVAC’s and Wilco’s assessments to change. However, while FVAC and Wilco may elect to update these forward-looking statements at some point in the future, FVAC and Wilco specifically disclaim any obligation to do so, unless required by applicable law. These forward-looking statements should not be relied upon as representing FVAC’s and Wilco’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. © 2021 ATI Holdings, LLC 2

Disclaimer (cont.) INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © 2021 ATI Holdings, LLC 3Disclaimer (cont.) INDUSTRY AND MARKET DATA Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Wilco and FVAC have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Wilco and FVAC, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Wilco and FVAC. USE OF PROJECTIONS This Presentation contains projected financial information with respect to Wilco, including, but not limited to, estimated results for fiscal year 2020. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither FVAC’s nor Wilco’s independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by FVAC with the SEC. Some of the financial information and data contained in this Presentation, such as EBITDA, Adjusted EBITDA, and Clinic Contribution, have not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). FVAC and Wilco believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Wilco’s financial condition and results of operations. Wilco’s management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. FVAC and Wilco believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Wilco’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Wilco’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results and reconciliations to the most directly comparable GAAP measure are provided in the Appendix to this Presentation. TRADEMARKS AND TRADE NAMES Wilco and FVAC own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Wilco or FVAC, or an endorsement or sponsorship by or of Wilco or FVAC. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Wilco or FVAC will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. © 2021 ATI Holdings, LLC 3

Agenda

Time	Duration	Topic	Speaker(s)
11:00-11:05am	5 min	Introductions	Drew McKnight
11:05-11:35am	30 min	Company Overview and Key Differentiators	Labeed Diab
11:35-12:05pm	30 min	Growth Strategy	Labeed Diab & Joe Jordan
12:05-12:40pm	35 min	Our Operations	Ray Wahl & Cedric Coco
12:40-12:55pm	15 min	Q&A	
12:55-1:05pm	10 min	Break	
1:05-1:25pm	20 min	De Novo Clinic Deep Dive	Joe Jordan
1:25-1:45pm	20 min	Financial Overview	Joe Jordan
1:45-2:00pm	15 min	Q&A	
		Closing Remarks and Next Steps	Labeed Diab & Westwicke

© 2021 ATI Holdings, LLC

4

Today's Presenters



Labeed Diab
Chief Executive Officer
ATI Physical Therapy

Past Experience

Humana, Walmart, Brookdale, aramark, Rite Aid, CVS caremark



Joseph Jordan
Chief Financial Officer
ATI Physical Therapy

Past Experience

SEARS, SunCoke Energy, Deloitte.



Ray Wahl
Chief Operating Officer
ATI Physical Therapy

Past Experience

ATI Physical Therapy, Pro Physical Therapy



Cedric Coco
Chief HR Officer
ATI Physical Therapy

Past Experience

Brookdale, Lowe's, Microsoft, GE



Drew McKnight
Chief Executive Officer
Fortress Value Acquisition Corp. II

Past Experience

Fortress, Fir Tree Partners, Goldman Sachs

© 2021 ATI Holdings, LLC

5

Company Overview 6Company Overview 6

ATI at a Glance

Company Highlights

- Largest Single-Branded Physical Therapy ("PT") Provider with 875 owned clinics across 25 states [(1)]
- Highly focused on delivering the best treatment and experience for patients – Net Patient Score ("NPS") of 80 [(2)]
- Purpose-built, proprietary electronic medical records ("EMR") with database of more than 2.5 million unique patient cases
- Exceptional clinical outcomes that are superior in the industry
- Fully prepared for the journey towards value-based care
- Dedicated clinical staff that is highly engaged – Great Place to Work Certified

$903mm 2022E Revenue	**4.8%** '19-'22E Revenue CAGR
$175mm 2022E Adj. EBITDA [(3)]	**12.3%** '19-'22E Adj. EBITDA [(3)] CAGR

Diversified Payor Mix [(4)]



Other 7%
Workers' Compensation 18%
Commercial 53%
Government 22%

Diversified Geographic Presence



50
16
19
3
2
44
5
55
11
3
1
34
79
177
78
4
46
35
32
65
13
3
56
42
2

1. Based on clinic count as of 12/31/20. 2. Based on averages of trailing four quarters as of 12/31/20. 3. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 4. Based on 2020A net patient revenue; Other is primarily comprised of net patient revenue related to auto personal injury.

© 2021 ATI Holdings, LLC

7

ATI PHYSICAL THERAPY

History of Successful Growth

Evolution of ATI

(Number of clinics)



Continued geographic expansion through combination of strategic M&A and de novo clinics
Expanded into Washington and Missouri
Expanded into Ohio
Expanded into Indiana
Expanded into Georgia, Michigan, and Tennessee
Expanded into Colorado, Nevada, North Carolina and South Carolina
Focused on organic growth through de novo clinics while investing strategically in platform infrastructure to better support future growth
140
194
285
360
500
658
743
810
872
875
2011A
2012A
2013A
2014A
2015A
2016A
2017A
2018A
2019A
2020A
States
6
7
10
12
16
24
26
25
25
25

© 2021 ATI Holdings, LLC

8

ATI is at a Clear Inflection Point

Pre 2016: Establishing Presence

- Significant geographic expansion and growth through acquisitions
- Strategically unified all locations under One Brand
- Early focus on quality – one of the first PT companies to be awarded URAC accreditation
- Launched proprietary EMR caseload system, the first of its kind

Largest provider of outpatient PT services operating under one brand

2016 to Today: Modernizing for Scale

- Modernized infrastructure to further support profitable growth
- Leveraged outcomes data to develop value-based capabilities
- Made strategic investments in key talent up and down the organization
- Continued to build local density to capture benefits of local-market scale
- Seeking National Committee for Quality Assurance accreditation (expected in 2021)

Optimized platform for growth as a public company

2021 & Beyond: Executing on Growth

- **Platform ready to take on continued growth through de novo clinics and acquisitions**
- **Deep bench of talented individuals driving the evolution towards Physical Healthcare 2.0**
- **Significant upside from new products, channels, and the continued shift towards value-based care**

Premier Platform with clear "Right to Win"

© 2021 ATI Holdings, LLC

9

Well Positioned to Lead as Physical Therapy Shifts Towards Consumerism and Value-based Payments

CareWire 9.7 / 10 (1)

NPS Net Promoter Score 80 (1)

Google Reviews Average 4.8 Stars (1)
96% Positive



- **2.5 million+** Unique Patient Cases
- **Superior Outcomes**
- Clinical Guidelines Supported by **Real World Evidence**
- TelePT optionality and broad geographic presence provides **convenient access to care** for consumers

Customer Driven Culture



Evidenced-Based, Integrated Care

Scalable Corporate Platform



- **Proprietary EMR** Built In-House
- Strong Operations Teams **Focused on Performance**
- Modern Infrastructure has the Ability to **Support 2,000+ Clinics**

1. As of 12/31/2020.

© 2021 ATI Holdings, LLC

10

ATI PHYSICAL THERAPY

Our Team is Deep, Experienced and Public-Ready



LABEED DIAB
Chief Executive Officer

ATI Since **2019**
Humana
Brookdale
Walmart



JOSEPH JORDAN
Chief Financial Officer

ATI Since **2018**
SEARS
SunCoke Energy
Deloitte.



RAY WAHL
Chief Operating Officer

ATI Since **2006**
ATI Physical Therapy
Physical Therapy



NATE BARD
Chief Growth Officer

ATI Since **2014**
MONOMOY CAPITAL PARTNERS



CEDRIC COCO
Chief Human Resources Officer

ATI Since **2019**
Brookdale
Lowe's
Microsoft
GE



JOE ZAVALISHIN
Chief Development Officer

ATI Since **2019**
OPTUM
Walgreens
aetna



KATIE KOENIG
Chief Strategy & Innovation Officer

ATI Since **2016**
BCG
The University of Chicago Medical Center
UNC Health Care



GUS OAKES
Chief Information Officer

ATI Since **2018**
KPMG
Walgreens



RYAN WILSON
Chief Commercial Officer

ATI Since **2021**
Bayer HealthCare
Brookdale
Johnson & Johnson



DIANA CHAFEY
Chief Legal Officer

ATI Since **2018**
the warranty group
DLA PIPER

© 2021 ATI Holdings, LLC

11

ATI PHYSICAL THERAPY

Our Key Differentiators 12Our Key Differentiators 12

Key ATI Differentiators 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Clinic Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 13 13Key ATI Differentiators 1 Large, Growing Industry on the “Right Side” of Healthcare 2 Industry-Leading Platform Driving High-Quality Outcomes 3 Strong Historical Growth and Momentum 4 Unified Brand with Local-Market Strategy Delivering Same-Clinic Growth 5 “Gold Standard” De Novo Clinic Program with Massive Whitespace Strong M&A Platform in a Highly Fragmented Industry 6 7 Significant Opportunities to Accelerate Growth 8 Experienced, Public-Ready Management Team © 2021 ATI Holdings, LLC 13 13

Market Opportunity to Drive Healthcare Cost Savings

Physical therapy and related services is a $40bn industry in the U.S. and a key component of total musculoskeletal ("MSK") treatment spend



U.S. Healthcare Spend $3.6tn
Musculoskeletal Treatment $300-$400bn
Total Physical Therapy and Related Services Industry ~$40bn
Outpatient PT ~$22bn

ATI Opportunity

- ✓ Significant opportunity as the industry continues to shift towards outpatient
- ✓ PT as front-line, cost effective care will be increasingly important
- ✓ Participation in risk-sharing arrangements unlocks cost savings delivered through PT

Core Addressable Market

PT Can Reduce Costs and Improves Outcomes

$2,736
Savings Per Patient

Patients who participate in **PT reduce their cost** on average by **$2,736** (1)

When PT is used as a 1st Line for Lower Back Pain, research finds… (2)



(15%)
Probability of ER Visit
(28%)
Utilization of Advanced Imaging Services
(89%)
Probability of having an opioid prescription

Sources: Third-party market study as of 12/11/2020.

1. Fritz, J. M., J. D. Childs, R. S. Wainner and T. W. Flynn (2012). "Primary care referral of patients with low back pain to physical therapy: impact on future health care utilization and costs." Spine (Phila Pa 1976) **37**(25): 2114-2121. 2. Frogner et al., "Physical Therapy as the First Point of Care to Treat Low Back Pain: An Instrumental Variables Approach to Estimate Impact on Opioid Prescription, Health Care Utilization and Costs," (2018).

© 2021 ATI Holdings, LLC

14

We are Leading the Evolution of the Industry

ATI PHYSICAL THERAPY

Physical Therapy 1.0		Physical *Healthcare* 2.0	
Referring physician centered communications	▶	**Consumer-driven Healthcare** *Patients directing more $$; consumer experience and convenience key to success*	CareWire 9.7 / 10 (1) Google Reviews ★★★★★ Average 4.8 Stars (1) 96% Positive
Siloed care by medical specialty	▶	**Integrated Care Delivery** *Provider alliances across care continuum and integrated within patient care episode*	★ **Team Based** Care ★ Deep Operating Team **Focused on Performance**
Rehab offering at the end of episode	▶	**Up-front, Conservative Care** *Prevention of downstream costs to the system*	★ Clinical Guidelines Supported By **Real World Evidence**
Fee for service with unpredictable outcomes	▶	**Fee for Outcomes** *Payment structure incentivized for better outcomes and lower variability*	★ Outcome Database with **2.5+ Million Cases** ★ **Superior Outcomes**

1. As of 12/31/20.

© 2021 ATI Holdings, LLC

15

ATI PHYSICAL THERAPY

Deep Focus on the Patient Experience Focus on Outcomes Accessible, Attractive Facilities Team-Based Care Warm, Approachable Staff Extended Hours © 2021 ATI Holdings, LLC 16 16Deep Focus on the Patient Experience Focus on Outcomes Accessible, Attractive Facilities Team-Based Care Warm, Approachable Staff Extended Hours © 2021 ATI Holdings, LLC 16 16

Unified National Brand

ATI PHYSICAL THERAPY

The Power of "One Brand"

Patients

- ✓ Brand recognition
- ✓ Word-of-mouth marketing effective on a national level
- ✓ Effective digital / D2C channels
- ✓ Same experience across all clinics

Partners

- ✓ Network advantages for both payors and employers
- ✓ Ease of integration across the care continuum

Referral Sources

- ✓ "Easy choice" due to superior clinical outcomes
- ✓ Convenience and access enables greater adherence, leading to better outcomes

Recruitment

- ✓ Prestige of working for the market leader
- ✓ Superior quality, support system and compensation with greater upward mobility

Employees

- ✓ Shared sense of purpose and unity
- ✓ Pride in ATI's results as well as contributions to the community – ATI Foundation

© 2021 ATI Holdings, LLC

17

ATI PHYSICAL THERAPY

Proprietary EMR with Unique Data Set Diagnosis-specific references covering ü- 90% of patients Comprehensive, detailed patient data Actionable data to improve performance ü- at the clinician level Meaningful outcomes for referring physicians ü- Individualized clinician and payors scorecards — Proprietary EMR — Built specifically for PT Reduced billing / — 2.5+ million unique ü- compliance risks for patient cases clinicians Best practices enhanced by clinical data team and peer- reviewed guidelines © 2021 ATI Holdings, LLC 18 18Proprietary EMR with Unique Data Set Diagnosis-specific references covering ü- 90% of patients Comprehensive, detailed patient data Actionable data to improve performance ü- at the clinician level Meaningful outcomes for referring physicians ü- Individualized clinician and payors scorecards — Proprietary EMR — Built specifically for PT Reduced billing / — 2.5+ million unique ü- compliance risks for patient cases clinicians Best practices enhanced by clinical data team and peer- reviewed guidelines © 2021 ATI Holdings, LLC 18 18

Platform Delivers Above-Industry Clinical Outcomes

Patients Met or Exceeded Their Predicted Improvement



+ 35%
47%
82%
Industry Benchmark
ATI

Therapists Met or Exceeded Industry Benchmark



+ 7%
50%
57%
Industry Benchmark
ATI

Outcome Completion



+ 40%
35%
75%
Industry Benchmark
ATI

Significant value proposition for all stakeholders

Patients
- ✓ Optimized outcomes
- ✓ Faster time to recovery

Providers
- ✓ Referral insights
- ✓ Patient satisfaction

Payors
- ✓ Predicable costs
- ✓ Measureable value

Source: Industry benchmarks based on Center for Effective Research in Orthopaedics' report on Evaluation of Legacy Patient Reported Outcome Measures as Performance Measures in Rehabilitation.

© 2021 ATI Holdings, LLC

19

ATI PHYSICAL THERAPY

Platform Infrastructure is Purpose-Built for Scalability

2017 - 2018

Investment in Systems

- ✓ Stable, reliable system performance
- ✓ Enhanced disaster recovery
- ✓ Enhanced back office processes and controls; positioned to scale
- ✓ Re-platformed Revenue Cycle Management ("RCM")
- ✓ Multi-vendor optimization, continuously improving cash collection
- ✓ Scalable operating model
- ✓ Technology embedded within everything we do

2018 - 2019

Investment in People

- ✓ Institutionalized workforce planning
- ✓ Strengthened bench across the organization
- ✓ Rolled out market-differentiated benefits to increase retention
- ✓ Improved de novo clinic infrastructure
- ✓ Enhanced go-to-market / sales and marketing capabilities
- ✓ Enhanced back-office processes and controls

2020

Investment in Clinical Optimization

- ✓ Continued improvements in clinical labor management model to allow providers to practice at the top of their respective licenses
- ✓ Positioned the company for long-term growth and scale economics

Accelerated Enhancements During COVID

- ★ Introduced ATI Connect and modernized infrastructure
- ★ Accelerated staffing strategy
- ★ Created "Acqui-Novo" program

© 2021 ATI Holdings, LLC

20

ATI PHYSICAL THERAPY

Growth Strategy 21Growth Strategy 21

"Three Pillars" Strategy Driving Robust Growth

Well positioned to deliver organic growth of 10%+ with additional upside from M&A

1 — Optimize Channels to Drive Same Clinic Growth

Strong industry tailwinds captured through brand recognition, scale and new channels

3-4% Same Clinic Growth (1)

2 — Execute on "Gold Standard" De Novo Clinics

Sophisticated site selection analytics, demonstrated success, and acqui-novo strategy enable the establishment of even more clinics than before

7%+ De Novo Clinic Growth (1)

3 — Expand Through Accretive M&A

Acquirer of choice in a highly fragmented industry

Upside from M&A

1. Projected revenue CAGR from 2022E to 2025E.

© 2021 ATI Holdings, LLC

22

1 Track Record of Strong Same-Clinic Volume Growth

Key Drivers of Same-Clinic Growth

- Strategies developed at local level, customized to unique conditions and opportunities in respective locality
- Utilize salesforce to build relationships with prescribers and referral partners
- Sales & marketing spend directed to drive referrals and increasing referral-to-evaluation conversion rates
- Increased use of market analytics to optimize marketing spend and messaging, including direct-to consumer advertising to build patient-level brand awareness
- Multi-channel approach to driving clinic volumes
- Systems and staffing models to maximize clinic level productivity

Historical Same-Clinic Volume Growth [1]



ATI
USPh
8.0%
1.9%
3.8%
3.0%
5.5%
4.2%
2017
2018
2019

Source: USPH data per public filings.
1. Based on average of quarterly same-clinic growth.

© 2021 ATI Holdings, LLC

23

1 Multi-Channel Same-Clinic Volume "Funnel"

Providers

- Hyper-local strategy; analytics identifies incremental referral opportunities
- Dedicated sales team that focuses on provider relationship building and maintenance
- Data-driven approach to coverage based upon MD opportunity
- Functional outcomes scorecards tailored to each MD
- Facilitate collaboration between MD and ATI clinicians



Green dots represent physicians who have written PT scripts for patients who live in the trade area of the featured clinic; dots are proportional to # of patients

Consumers

- Retail convenience with clinics located in highly attractive retail locations
- Evolving digital experience, including modern web and mobile experience
- Paid search and social advertising
- Superior reputation management (Google 4.8-star rating)[1]
- Ongoing patient engagement management through text and email
- Upside to volume growth from enhancement of non-clinical experience for patients



Direct to Employer

- Leverages outcomes to drive down overall healthcare costs
- Aimed to help self-insured employers decrease MSK spend by encouraging patients to use PT first
- Education programs and reduced barriers improve access for employees while driving additional volumes to ATI
- Significant value proposition, with reduced costs for employers, better outcomes for employees and higher volume / rates for ATI

ATI FIRST

1. As of 12/31/20.

© 2021 ATI Holdings, LLC

24

ATI PHYSICAL THERAPY

1 Case Study: *ATI First* Direct to Employer Channel

ATI FIRST

Strategy	Demonstrable Savings	Significant Value to ATI

Strategy

- Leverages clinical expertise and outcomes data to unlock value for employers looking to save costs
- Existing MSK triage and treatment pathway are expensive and inefficient
  - Patients who access PT < 21 days from onset are less likely to receive an opioid prescription and save on average $2,736 / occurrence [1]
- Puts PTs at the triage point:
  - PTs can diagnose and treat over 70% of MSK disorders without any other provider intervention [2]
  - For the 30% of the disorders they can't treat, PTs can serve as knowledgeable care navigators
- Enables timely diagnosis and treatment, reducing costs for employers and improving outcomes

Demonstrable Savings

We partnered with a large union in the Midwest to deliver the right access for the right care at the right time

$9.4mm Reduction
In associated MSK spend

8% Decrease
In MRI spend over $1 million

68% Decrease
In surgical / injection spend – no surgeries for patients that began care in ATI First

29% Reduction
In total cost of physical therapy claims – shifting historical PT volume to ATI

Significant Value to ATI

- ✓ **Enhanced brand awareness**
- ✓ **Increased volume into clinics**
- ✓ **Created significant direct access to ATI**
- ✓ **Premium rates**

1. Fritz, J. M., M. Kim, J. S. Magel and C. V. Asche (2016). "Cost-Effectiveness of Primary Care Management with or Without Early Physical Therapy for Acute Low Back Pain: Economic Evaluation of a Randomized Clinical Trial." Spine (Phila Pa 1976).
2. Denninger, T. R., C. E. Cook, C. G. Chapman, T. McHenry and C. A. Thigpen (2018). "The Influence of Patient Choice of First Provider on Costs and Outcomes: Analysis From a Physical Therapy Patient Registry." Journal of Orthopaedic & Sports Physical Therapy 48(2): 63-71.

© 2021 ATI Holdings, LLC

25

1 New Offerings Expand our Reach



"Xperience" Initiative

- Digitization and automation of the non-clinical experience enhancing patient experience while reducing administrative burdens for clinicians
- Enhances both PT volumes and clinician productivity


CONNECT

National TelePT Expansion

- National capability fully built out during COVID, enabling care across all 50 states
- Able to deploy in regions without a physical location but have a statewide payor contract (i.e. Houston)
- Allows us to serve all members of a payor, employer, or partner
- Opportunity to create loyalty loop with patients



New Channels

- Demonstrated benefits to other medical specialties (oncology, limb loss or impairment)
- New referral sources and patient groups expanding ATI's scale and brand



Expanded Offerings

- Complementary services to enhance overall PT treatment plan for ATI patients, including chiropractic care and nutrition and wellness
- All of the above can be performed on-site, virtually or in home
- Further enhance outcomes and speed to recovery



Physical Healthcare 2.0 Partnerships

- Opportunity to reinvent MSK and reduce overall healthcare spend
- Retail and payor partnerships (i.e. CVS, Aetna) to integrate PT services into health centers and educate patient populations with respect to recovery pathways
- Partnerships drive referrals for ATI and create foot traffic for partnering organizations

© 2021 ATI Holdings, LLC

26

ATI PHYSICAL THERAPY

2 Our De Novo Clinic Program is Unmatched in the Industry

Launched ~300 standalone de novo clinics since 2016 with compelling unit economics that continue to outperform our underwriting curves

De Novo Clinics per Year [(1)]



50
92
71
66
2016
2017
2018
2019

Clinic Revenue [(2)]



($ in millions)
2016 Vintage
2017 Vintage
2018 Vintage
2019 Vintage
$5
$41
$96
$143
2016
2017
2018
2019

Clinic Contribution [(2,3)]



($ in millions)
($1)
$3
$11
$29
2016
2017
2018
2019

Note: Excludes co-located clinics within high schools and universities given different unit economics.

1. *Excludes clinic closures; we have closed, on average, 14 clinics per year since 2016, primarily from acquired clinics that were in non-strategic locations or have underperformed. We have closed a very small number of de novo clinics that were built since 2016 given our data-driven site selection capabilities.*
2. *Represents performance of standalone de novo clinics by build year. Financials comprises of the performance of a subset of total ATI clinics based on build year.*
3. *Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix.*

© 2021 ATI Holdings, LLC

27

2 Nearly 10 Years of Whitespace in Existing States Alone

Multi-Year De Novo Clinic Whitespace

- Through micro-geographical analytics we have identified whitespace "voids" for 931 potential future de novo clinics
  - 647 locations in existing regions
  - 284 opportunities in new regions in current states in which we operate
- **Current whitespace supports nearly 10 yrs. of de novo clinic growth (@100/yr.)**
- Our current identified whitespace **excludes new states** which we may enter through M&A or de novo clinics, representing upside for future clinic growth
- We have ~120 de novo clinic locations sourced for near term expansion
- **De novo clinic growth supplemented by acqui-novo strategy**
  - Acqui-novo provides an alternative to a new build in the target location by taking over an existing clinic
  - Similar economics to a de novo clinic build but at a much faster ramp

Whitespace in Context



(# of clinics)
931
284 in New Regions in Current States
647 in Existing Regions
Southeast
South
Southeast
Southwest
South
Northwest
Other
Central
Northeast
12.4x
2.0x
75
465
875
Current State De Novo Clinic Whitespace
2021 Planned De Novo Clinics
2021 – 2025 Expected De Novo Clinics
Current Clinics Today

© 2021 ATI Holdings, LLC

28

3 Our M&A Platform is Ready for Future Acquisitions

Highly Fragmented Industry

~38,000 Outpatient PT Clinics in the U.S. [1]



Select
ATI
USPh
Local and Regional Operations
Middle-Market PE Backed

- M&A opportunities across both middle-market private equity ("PE") backed companies and local / regional operators
- **ATI's brand name, presence, and superior platform make us a preferred partner**

M&A Upside Supported by History of Success and Investments in the Platform

- We have realized highly attractive returns on our acquisitions from 2014 to 2016 as we leveraged our brand and infrastructure to improve volumes and profitability of these clinics

Effective Purchase Multiples (EV / Clinic Contribution) [2]



6.3x
5.3x
4.6x
At Acquisition
1 Year Post-Close
2 Years Post-Close

- A more optimized infrastructure today, combined with experienced team and enhanced processes, better position us for future M&A
- Ongoing discussions with numerous targets in our pipeline

	Targeted Pipeline	Total Clinics	Est. Clinic Contribution [2]
Local	20	~375	$65mm+
Regional	4	~810	$140mm+
Total	**24**	**~1,185**	**$205mm+**

1. Based on third-party market study as of 12/11/2020.
2. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix.

© 2021 ATI Holdings, LLC

29

ATI PHYSICAL THERAPY

3 We are Focused on a Range of Targets

	Local Platforms	Regional Platforms
Investment Thesis	Local market scale to establish geographic foothold or build market density Leverage ATI brand and capabilities to enhance target operations	Opportunistic M&A to expand footprint in attractive geographies Further enhances scale Sharing of best practices to optimize operations
Clinic(s) [1]	7+	75+
Strategic Value	Immediate regional scale Established payor / provider relationships	Diversification / scale Clinical best practices / capabilities Quickly builds density
Synergy Opportunities	Medium	High

1. *Based on Management estimate.*

© 2021 ATI Holdings, LLC

30

Our Operations 31Our Operations 31

Our Operations: Key Elements that Drive our Success

1 Sophisticated Patient Volume "Funnel"	▪ Patient brand awareness ▪ Provider / physician referral sources ▪ Payor / direct to employer channel ▪ Specialized service marketing focus (e.g. primary, limb loss, other specialties)
2 Effective Human Resources Platform to Drive Recruiting, Retention and Development	▪ Scale, brand and outcome driven approach attracts top talent ▪ Team-based staffing model allows clinicians to work at the top of their licenses ▪ Development programs drive high retention
3 Clinic Staffing and Optimization	▪ Late innings of multi-year strategy to enhance clinic level efficiency ▪ Robust, national systems to manage, track and optimize clinician staffing ▪ Proprietary EMR to track and optimize clinical outcomes and align provider incentives around optimizing clinical outcomes
4 Payor Relations Team with Deep Managed Care Experience	▪ Outcomes based value proposition to payors ▪ Infrastructure to take on MSK risk ▪ Focus on value based arrangements ▪ Strong payor relationships allow us to accommodate a broad range of patient insurance

© 2021 ATI Holdings, LLC

32

1 Data Driven Approach to Growing Clinic Volumes (1) Drivers of ATI Volumes Driving Clinic Volumes We are driving robust clinic volume Survey Question: Through which channel(s) were you made aware of your current PT clinic? growth by moving beyond just the traditional physician referral source relationship and expanding into direct-to- consumer, direct-to-employer and specialized disease states 48% 42% Physician Referral Sources Consumer Driven Marketing 21% 15% Direct to Employer Model Online / Social Referred by Word of Retail Media Physician Mouth Specialized Disease States ___________________________ 1. Based on brand awareness of a random sampling of ATI users, which asked “How did you first become aware of your current PT clinic?” Respondents were permitted to select multiple answers. © 2021 ATI Holdings, LLC 33 331 Data Driven Approach to Growing Clinic Volumes (1) Drivers of ATI Volumes Driving Clinic Volumes We are driving robust clinic volume Survey Question: Through which channel(s) were you made aware of your current PT clinic? growth by moving beyond just the traditional physician referral source relationship and expanding into direct-to- consumer, direct-to-employer and specialized disease states 48% 42% Physician Referral Sources Consumer Driven Marketing 21% 15% Direct to Employer Model Online / Social Referred by Word of Retail Media Physician Mouth Specialized Disease States ___________________________ 1. Based on brand awareness of a random sampling of ATI users, which asked “How did you first become aware of your current PT clinic?” Respondents were permitted to select multiple answers. © 2021 ATI Holdings, LLC 33 33

1 Sales Organization Focused on Referral Sources and Employers

Selected Initiatives	Clinical Involvement in Sales

Referral Sources: Provider & Attorney


ATI
Reopen the path to MSK health
ATI

Employer: Benefits & Injury Prevention


WHY ATI FIRST
ATI provides self-insured organizations with a solution to improve member health. We deliver access to consistent, effective medical care that reduces unnecessary treatment and other injury-related costs.


Early Onsite Intervention
Reducing Injuries and Improving Wellness in Every Industry

Centralized Systems allow ATI to readily share actionable data between appropriate decision makers


5-mile radius to clinic
Patients
Physicians sending patients to ATI
Physicians not sending patients to ATI

Analytics team evaluates each clinic to identify location of physicians and patients; 75% of patients live within a clinic's trade area

↓

Physician targets are identified, and Business Development and Clinic Directors make calls to physician targets

↓

Proprietary CRM provides ability to track referral patterns and project the number of visits from each referral source

© 2021 ATI Holdings, LLC

34

ATI PHYSICAL THERAPY

1 Marketing Strategy to Drive Consumer Awareness Selected Initiatives Specialized Service Offering Awareness D2C Channel : Leads, PRM & Patient Experience Centralized systems enable initiatives that promote services across clinics, with incentivized referrals between clinics increasing operational efficiency, consistent care and ease of access Full suite of current primary service offerings Physical therapy, hand therapy, work conditioning, functional capacity assessments and women’s health Brand & Value Prop Specialized limb loss program Following a successful pilot in Michigan; the program is now available in 70 specialty centers across the Midwest Other specialized therapies McKenzie method®, men’s pelvic health, pediatric therapy, running therapy, vestibular therapy, etc. © 2021 ATI Holdings, LLC 35 351 Marketing Strategy to Drive Consumer Awareness Selected Initiatives Specialized Service Offering Awareness D2C Channel : Leads, PRM & Patient Experience Centralized systems enable initiatives that promote services across clinics, with incentivized referrals between clinics increasing operational efficiency, consistent care and ease of access Full suite of current primary service offerings Physical therapy, hand therapy, work conditioning, functional capacity assessments and women’s health Brand & Value Prop Specialized limb loss program Following a successful pilot in Michigan; the program is now available in 70 specialty centers across the Midwest Other specialized therapies McKenzie method®, men’s pelvic health, pediatric therapy, running therapy, vestibular therapy, etc. © 2021 ATI Holdings, LLC 35 35

2

ATI is the Employer of Choice for PT Clinicians

Best-in-class infrastructure built to attract, develop, and retain future leaders in PT

Recruitment

- Scale and brand enables access to national network of PT schools to select the best talent
- Attractive compensation package with market competitive base pay, achievable incentives, and relevant benefits
- Outcome-driven approach attracts top talent looking to apply PT learnings to improve patient lives
- Extensive support structure with resources to provide oversight and guidance enabled by our large, centralized operations
- Unique team-based staffing model allows clinicians to work at the top of their licenses, while improving accessibility to care

Duke Partnership

- Unique partnership to further train and develop talent in the Pathways program
- Custom built curriculum with both PT and MBA classes
- Trains high-potential healthcare professionals to successfully run clinical operations

UNIVERSITY OF SOUTH CAROLINA

ARCADIA UNIVERSITY

SOUTH COLLEGE

Strong Retention Driven by Robust Development Programs

Clinical Pathways

- Identifies new college graduate clinicians on the ATI way
- 12-18 month rotation program

Clinic Director Pathways

- Identifies clinicians with ops management skills
- 24-36 month rotation program

District Director Pathways

- Identifies high-potential clinic directors
- 24-36 month rotation program

RVP Pathways

- Identifies high-potential RVP bench candidates
- 36–48 month rotation program

© 2021 ATI Holdings, LLC

36

ATI PHYSICAL THERAPY

2 Our Differentiated Culture Culture focused on delivering the best experience and outcomes to patients unifies and engages our workforce 90% Our customers would rate the service we deliver as excellent 90% People care about each other here 88% People here are given a lot of responsibility 87% I can be myself Engagement Retention Performance Results around here © 2021 ATI Holdings, LLC 37 372 Our Differentiated Culture Culture focused on delivering the best experience and outcomes to patients unifies and engages our workforce 90% Our customers would rate the service we deliver as excellent 90% People care about each other here 88% People here are given a lot of responsibility 87% I can be myself Engagement Retention Performance Results around here © 2021 ATI Holdings, LLC 37 37

3 Proprietary Systems to Optimize Clinic Performance



Operational Dashboard

- Real-time clinic level details
- Enables management to have meaningful patient-centric discussions



Labor Management

- Clinician-level productivity tracking
- Enables discussions on staffing needs, optimization of clinical labor mix and cost to serve



Caseload Management

- Efficiently tracks patient progress
- Improves clinic level and patient-provider communication
- Ensures true case management and improves quality of care

Tracking & Reporting on KPIs Enables Clinic Directors to Drive Continuous Improvement

Referrals	Quality	Patient Satisfaction	Functional Outcomes	Clinic Volumes	Financial Performance	Labor Efficiency	Cost Containment

© 2021 ATI Holdings, LLC

38

ATI PHYSICAL THERAPY

3 Clinical Labor Initiatives

Transformation of Operations Function via a 3-Phased Approach

Phase 1: 2019 – Organizational Structure

- Operations leadership delayering and productivity targeting by-market
- Shift from 9 to 4 layers in the operations organizational structure
- Integrate and explore opportunities to drive greater synergy between AWS/Sport Med and clinics

Phase 2: 2020 – Labor Mix

- Establish frameworks focused on productivity and its associated rewards and incentive strategies
- Discovery of academic landscape and labor market, regulatory nuances and current labor models with focus on labor mix
- Develop, test and deploy labor models

Phase 3: 2020-2021 & Ongoing – Productivity

- Establish labor model that optimizes clinic-level staff utilization and efficiency, improving access to care
- Standardized productivity expectations across all clinics in the portfolio
- Manage productivity and margin across a market and within a clinic
- Identify criteria and frameworks to build a predictive model for staffing at the clinic-level

Position Level Visits per Day

Shift in labor mix optimizes productivity and enables providers to practice at the top of their license



8.5
9.0
8.7
7.8
9.0
10.2
8.0
10.0
12.0
Pre-COVID
Mar-21 MTD
Target
Clinic Director
Physical Therapist
Physical Therapist Assistant

OSS / PSS Transition & Virtualization

- Cross-functional Ops Support Staff ("OSS") role established in September 2020 to replace Front Office Staff ("PSS")
  - Focus of role is 80% patient care / 20% front office
  - Provides an additional resource for providers to enhance the patient experience within the clinic
  - New OSS role currently fully staffed and trained
- Currently building Virtual Front Office ("VFO") capabilities, minimizing phone support in clinics and allowing providers to focus more on direct patient interaction

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ATI PHYSICAL THERAPY

4 Leveraging Value Proposition to Drive Results with Payors

Leadership with Deep Payor Experience



JOE ZAVALISHIN
Chief Development Officer

ATI Since **2019**
OPTUM
Walgreens
aetna



AMBER COMPTON
VP, Payor Relations

ATI Since **2020**
EXPRESS SCRIPTS
Walgreens

- New team focused on segmenting and prioritizing payors based on profitability
- Build relationships to help address needs of payors
- Successfully preserved or improved rates to top payors

Clear Payor Value Proposition

- ★ High customer satisfaction with NPS score of 80 [(1)]
- ★ Large and growing proprietary database with 2.5+ million unique patient cases demonstrating superior outcomes compared to industry average
- ★ Consistency in care – clinician treat to protocols and guidelines
- ★ Ability to share data on the cost advantages of moving PT upstream
- ★ Capabilities and infrastructure to take on MSK risk

Momentum in the Shift to Value

National Payor
- ✓ Moved in-network
- ✓ Improved rates
- ✓ Value-based arrangements across Commercial, Medicare and Medicaid

Multi-State Health Plan
- ✓ Leveraging data to establish value-based model
- ✓ Value-aligned agreement under negotiations

Single-State Health Plan
- ✓ Collaborating on outcomes study
- ✓ Preserved rates

1. *Based on averages of trailing four quarters as of 12/31/20.*

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De Novo Clinics Deep Dive 41De Novo Clinics Deep Dive 41

De Novo Clinic Economics are Highly Accretive & Predictable Typical De Novo Clinic Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novo clinics break even around 8-15 months and take Capex & Losses $300 - 400K ~24 months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 42 42De Novo Clinic Economics are Highly Accretive & Predictable Typical De Novo Clinic Characteristics Typical Unit Economics CapEx (Renovations, Equip.) $200 - 300K ● Clinics are generally located in urban, well-trafficked areas st ● Average clinic is ~3,100 sq. feet staffed with four clinicians Upfront Losses (1 6 months) ~$100K ● De novo clinics break even around 8-15 months and take Capex & Losses $300 - 400K ~24 months to mature (1) Clinic Contribution at Maturity $150 - 200K ● Return initial capital (capex + losses) in 12-18 months ● These have continued to outperform underwriting curves Implied Multiples ~1.5x - 2.7x (2) (1, 2) Clinic Revenue by Cohort Clinic Contribution by Cohort Monthly Clinic Revenue (000s) Monthly Clinic EBITDA (000s) $80 2014 2014 2015 $20 2016 2016 $60 2015 2017 2019 2017 2018 $10 2018 2019 $40 $0 $20 ($10) $0 ($20) 4 8 12 16 20 24 28 32 36 4 8 12 16 20 24 28 32 36 Month Month ___________________________ Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock- based compensation expense, de-novo clinic losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix. 2. Represents performance of standalone de novo clinics by build year. 2018 and 2019 cohort performance exclude experience post February 2020 due to impact of COVID. Financials comprises of the performance of a subset of total ATI clinics based on build year. © 2021 ATI Holdings, LLC 42 42

We've Built Proprietary Systems to Identify Future Sites


AHRQ
Trilliant Health
INTELLIGENT PATIENT ACQUISITION
UberMedia
CMS
United States Census Bureau
ATI PHYSICAL THERAPY Proprietary
Logic
Data Aggregation
Analytics


$5.6B
Washington

Actionable Data For:

- De Novo Clinic Planning
- Physician Referral Targeting
- Competitor Analysis
- M&A Targeting

- ★ Leverage Both Bottoms-Up and Top-Down Analyses
- ★ Address opportunities at a 1x1 square mile level
- ★ Cross-Validate Estimates Through Multiple Data Sources
- ★ Repeatable and Consistent Methodology

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ATI PHYSICAL THERAPY

Location Planning and Selection Example De Novo Clinic Prospect Example Retail & Trade-Area Analytics: Detailed Visuals: Competition Cluster Signage Opportunity © 2021 ATI Holdings, LLC 44 44Location Planning and Selection Example De Novo Clinic Prospect Example Retail & Trade-Area Analytics: Detailed Visuals: Competition Cluster Signage Opportunity © 2021 ATI Holdings, LLC 44 44

Case Study: Establishing a Strong Position in the Washington D.C. Market via De Novo Clinics

With established Baltimore presence, capitalized on compelling opportunity to enter nearby Washington D.C. market via accretive de novo clinics

Geographic Presence



- Entered into the Washington D.C. area through comprehensive de novo clinic site identification process that evaluated multiple market criteria
- Leveraged existing regional payor and provider contacts to quickly establish referral and reimbursement network
  - 19 locations around Washington D.C. today
    - 15 de novo clinics established between 2014-2019
- Average payback period: ~13 months for all vintages
  - ~9 months for more recent vintages

Revenue / Clinic



($ in '000s)
Revenue / Clinic
Visits / Clinic
3,079
$345
5,525
$621
6,716
$768
7,904
$898
Year 1
Year 2
Year 3
Year 4

Clinic Contribution / Clinic (1)



($ in '000s)
Clinic Contribution / Clinic
Clinic Margin
3.4%
$13
22.0%
$137
27.4%
$210
31.4%
$283
Year 1
Year 2
Year 3
Year 4

Number of Clinics:

Year 1	Year 2	Year 3	Year 4
15	13	12	9

Note: Excludes co-located clinics within high schools and universities given different unit economics. 1. Clinic Contribution is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo clinic losses, other non-operating adjustments, and corporate G&A and non-controlling interest. See reconciliation in Appendix.

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ATI PHYSICAL THERAPY

Acqui-Novo Strategy

Overview

- Complements our de novo clinic strategy by adding talent, relationships, and local market expertise
- Significant opportunities in the U.S. with >17,000 practices that fit our targeted profile
- Attractive structure and returns
  - Fast process (8-10 weeks to close)
  - Only receive desired assets / staff
  - Valuation of <3.0x [1] at close, scaling down quickly as we improve target performance
- ATI's brand name and scale provides a strong value proposition to the practice owner through stability of income, benefits and opportunities
- Completed 3 acqui-novos in 2020 and 2 YTD

Demonstrated Visits per Day ("VPD") Improvement [2]


+8%
108
117
At Close
Last Three Weeks

Flexibility to Maximize Accretion to the Platform

PT → ATI

- Rebrand existing clinic
- ✓ Established presence and patient base
- ✓ Displace need for de novo clinic
- ✓ Minimize disruption to operations

→ New De Novo Clinic

- Move staff to nearby de novo clinic
- ✓ Immediate staff and volumes
- ✓ Accelerate de novo clinic ramp

→ Existing ATI Clinic

- Move staff to existing clinic with capacity
- ✓ Adds talent and volumes
- ✓ Potentially adds new services / capabilities
- ✓ Enhance existing clinic margins

1. Calculated as EV / Clinic Contribution.
2. Based on most recent acqui-novos executed to date; Aggregate of 5 clinics located in AL, MI, AZ and TX.

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ATI PHYSICAL THERAPY

Financial Overview 47Financial Overview 47

Track Record and Outlook for Robust Organic Growth

Revenue

($ in millions)



De Novo Clinics / Acqui-Novos ('18A-'21E): 270
De Novo Clinics / Acqui-Novos ('22E-'25E): 470
$739
$785
$592
$731
$903
$1,007
$1,122
$1,242
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E
COVID-19 Disruption

- ✓ Demonstrated above-market organic growth
- ✓ Focused on building out leading local density through de novo clinics
- ✓ Significant forward visibility with predictable ramps to maturity
  - \+ 3-4% same clinic growth
  - \+ 7%+ de novo clinic growth
  - = 10%+ '22E-'25E organic growth with upside from M&A

Adj. EBITDA [1]



$94
$128
$155 (2)
$64
$119
$175
$203
$235
$268
2018A
2019A
2020A
2021E
2022E
2023E
2024E
2025E
COVID-19 Disruption

- ✓ Focused on making platform investments in 2018 and 2019
- ✓ Infrastructure in place and optimized for future growth
- ✓ Productivity initiatives driving future margin upside

1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.
2. Includes $91.5mm of Health and Human Services ("HHS") Provider Relief Fund income.

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Clear Path to $200+ million of Adj. EBITDA and Beyond [(1)]


($ in millions)
1
Includes mature clinic growth and embedded ramp from 2018-2019 de novo clinics
2
Deep pipeline to support 90+ de novo clinics in 2021
3
Significant labor savings through more productive staffing model
Embedded EBITDA upside from predictable de novo clinic ramp to maturity
Significant upside through opportunistic M&A in pipeline not included in projections
$128
$27
$9
$19
($7)
($2)
$175
$23
$200+
2019A Adj. EBITDA
Existing Clinics
Realized Contrib. from New De Novo Clinics
Clinic Staffing Optimization
Medicare Rate Cut
Incremental G&A (2)
2022E Adj. EBITDA
De Novo Clinics at Maturity (3)
Accretive M&A
Run-Rate 2022E Adj. EBITDA

1. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo clinic losses and other non-operating adjustments. See reconciliation in Appendix.*
2. *Primarily related to higher costs expected as a public company.*
3. *Represents EBITDA impact of incremental volumes in year four for each de novo clinic cohort still ramping.*

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Visibility into $175mm 2022E EBITDA

	Driver	Commentary	EBITDA[1] Impact
1 Existing Clinics Growth ($27mm)	Same store growth within existing mature clinics (2017 and prior)	▪ ~3% annual EBITDA growth driven by top-line growth and SG&A leverage	~$12mm
	Maturity of 2018 and 2019 de novo clinics	▪ Clinic contribution in 2019 growing along underwriting curve of ~27 visits per day and ~30% clinic contribution margins	~$15mm
2 De Novo Clinic Contributions ($9mm)	EBITDA contribution of 223 de novo clinics expected between 2020 to 2022	▪ 20 de novo clinics and 3 acqui-novos in place for 2020 ▪ Performing in-line with underwriting curve	~$2mm
		▪ 75 de novo clinics and 15 acqui-novos planned ▪ 6 de novo clinics built YTD ▪ 2 acqui-novos signed or closed	~$8mm
		▪ 90 de novo clinics and 20 acqui-novos planned ▪ Minimal EBITDA contribution in 2022E	(~$1mm)
3 Clinic Staffing Optimization ($19mm)[2]	Realignment of managerial staff	▪ Reduction of unnecessary management layer ▪ Enhanced accountability and visibility of clinics	~$4mm
	Increased labor productivity standards	▪ Reduced variations in productivity across the country ▪ Leverage PTAs and other credentialed professionals to allow all clinics to practice at the top of their licenses	~$10mm
	Optimization of front office staffing	▪ Virtualization of front office staff ▪ OSS role created to provide additional leverage to clinicians as well as handle more complex admin workstreams	~$5mm

Realignment completed in 2019/2020; full realization of EBITDA benefit expected with normalized volumes in 2022E

1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix. 2. Benefit is net of inflation offset and rate change impact above Medicare rate cut.

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ATI PHYSICAL THERAPY

Transaction Details

($ and shares in millions except for per share items)

Enterprise Valuation

Share Price	$10.00
Total Shares	207.7
Equity Value	**$2,077**
Plus: Pro Forma Net Debt	373
Enterprise Value	**$2,450**
EV / '22E Adj. EBITDA ($175mm) [1]	**14.0x**
Pro Forma Ownership ($10.00 / sh)	
ATI Shareholders [2]	130.3
Existing Preferred Holders	13.0
PIPE Investors [3]	30.0
SPAC Shareholders	34.5
Founders [4]	0.0
Total	**207.7**

Sources and Uses

Sources	**$**	**%**
Cash in Trust	$345	*17%*
Common Equity to PIPE Investors	300	*14%*
Common Equity to Preferred Holders [7]	130	*6%*
Common Equity to ATI Shareholders	1,303	*63%*
Total Sources	**$2,077**	***100%***
Uses	**$**	**%**
Common Equity to ATI Shareholders	$1,303	*63%*
Redemption of Existing Debt	541	*26%*
Common Equity to Preferred Holders [7]	130	*6%*
Cash to Preferred Holders	44	*2%*
Estimated Fees and Expenses [8]	59	*3%*
Total Uses	**$2,077**	***100%***

Pro Forma Capitalization

	ATI 12/31/20E	**Adj.**	**Pro Forma 12/31/20E**
Cash [5]	$97	-	$97
Total Debt	$1,011	($541)	$470
Net Debt	914		373
Preferred [6]	174	(174)	-
Total Debt + Preferred	**$1,185**		**$470**
2021E Leverage ($119mm)			
Total Debt	8.5x		3.9x
Net Debt	7.7x		3.1x
2022E Leverage ($175mm)			
Total Debt	5.8x		2.7x
Net Debt	5.2x		2.1x

Pro Forma Ownership [9]


Existing Preferred Holders 6.3%
Founders (4) 0.0%
PIPE Investors (3) 14.4%
ATI Shareholders (2) 62.7%
SPAC Shareholders 16.6%

1. Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.
2. Excludes 15.0 million of incremental earn-out shares vesting evenly at $12, $14 and $16 per share.
3. Includes $75mm PIPE commitment from investment funds managed by Fortress.
4. Excludes 8.6 million deferred shares vesting evenly at $12, $14 and $16 per share.
5. Excludes ~$27mm of Medicare Advance repayment reserve and ~$18mm of cash held at joint ventures. Estimated reported cash on balance sheet will be ~$142mm as of 12/31/20.
6. Estimated value as of 6/30/2021.
7. Subject to 180-day lockup, equivalent to ATI shareholders.
8. Includes certain cash payments to Preferred Holders.
9. Assumes no redemptions by public shareholders in connection with the transaction and excludes the impact of warrants (9.9 million warrants with a strike price of $11.50 per warrant). Assumes new shares are issued at a price of $10.00 per share.

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Appendix 52Appendix 52

Summary Historical and Projected Financials

($ in millions)

	2018A	2019A	2020A	2021E	2022E (Return to Normalized Volumes)	2023E	2024E	2025E	'19A-'22E CAGR
Revenue	**$739**	**$785**	**$592**	**$731**	**$903**	**$1,007**	**$1,122**	**$1,242**	**4.8%**
Clinic-Level Expenses [1]	576	579	458	525	636	708	788	871	
% of Revenue	*78.0%*	*73.7%*	*77.4%*	*71.8%*	*70.5%*	*70.3%*	*70.2%*	*70.1%*	
SG&A & Non-Controlling Interest [1]	68	78	70	87	92	96	99	103	
% of Revenue	*9.3%*	*9.9%*	*11.9%*	*11.9%*	*10.2%*	*9.5%*	*8.9%*	*8.3%*	
Other Expense / (Income) [2]	-	-	(92)	-	-	-	-	-	
Adj. EBITDA [3]	**$94**	**$128**	**$155**	**$119**	**$175**	**$203**	**$235**	**$268**	**12.3%** [5]
% Margin	*12.7%*	*16.3%*	*26.2%*	*16.3%*	*19.3%*	*20.2%*	*20.9%*	*21.6%*	
Cash Flow Items									
Maintenance Capex				$27	$27	$30	$34	$37	
% of Revenue				*3.6%*	*3.0%*	*3.0%*	*3.0%*	*3.0%*	
Growth Capex				$25	$31	$34	$34	$34	
Free Cash Flow Conversion [4]				77.6%	84.5%	85.1%	85.6%	86.1%	

1. *2018-2020 Clinic-Level Expenses as well as SG&A & Non-Controlling Interest are normalized to exclude non-recurring items.*
2. *Includes ~$91.5mm of HHS Provider Relief Fund income.*
3. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*
4. *Calculated as Adjusted EBITDA less Maintenance CapEx divided by Adjusted EBITDA.*
5. *Growth rate normalized for public company costs.*

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Public Company Benchmarking

Category	Company	EV / 2022E Adj. EBITDA [(1)]	'19A-'22E Revenue Growth	'19A-'22E Adj. EBITDA [(1)] Growth	'22E Adj. EBITDA [(1)] Margin
	ATI Physical Therapy	14.0x	4.8%	12.3%	19.3%
Physical Therapy	USPh U.S. Physical Therapy, Inc.	18.6x	1.3%	0.4%	14.7%
Other High Growth, High Value Providers	amedisys	25.0x	6.2%	14.8%	14.7%
Other High Growth, High Value Providers	LHC Group	18.3x	4.6%	13.9%	13.3%
Other High Growth, High Value Providers	Addus	17.5x	5.6%	7.1%	10.9%

Source: Public filings and FactSet. Market data as of 3/26/2021. Note: High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs.

1. *ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*

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ATI's Financial Metrics Versus its Peers

	ATI	Physical Therapy: USPh	Other High Growth, High Value Providers: amedisys	LHC Group	ADDUS
Financial Projections					
'19-'22E Adj. EBITDA CAGR[1]	12.3%	0.4%	14.8%	13.9%	7.1%
2022E Adj. EBITDA Margin	19.3%	14.7%	14.7%	13.3%	10.9%
Historical Metrics					
2019A Total Capex + M&A as a % of Revenue	5.5%	10.3%	18.1%	5.2%	29.1%
2019A FCF Conversion[2]	66.5%	31.5%	(56.8%)	49.1%	(221.5%)
Valuation Metrics					
EV / 2022E Adj. EBITDA	14.0x	18.6x	25.0x	18.3x	17.5x
EV / 2022E Adj. EBITDA / Growth	1.1x	46.5x	1.7x	1.3x	2.5x
EV / 2022E Adj. EBITDA - Maintanence Capex	16.6x	21.1x	25.6x	20.8x	19.7x
2019A FCF Yield[2][3]	4.1%	1.7%	(1.4%)	1.7%	(7.5%)

ATI Metric More Favorable Than Peer (green) — ATI Metric Less Favorable Than Peer (red: '19-'22E Adj. EBITDA CAGR vs. amedisys and LHC Group)

Source: Management Projections and FactSet. Market data as of 3/26/2021. Note: ATI adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.

1. *High Growth Providers adjusted for organic growth rates. ATI organic growth normalized for burden of incremental public company costs.*
2. *Free cash flow calculated as Adj. EBITDA less total capex and M&A spend.*
3. *Calculated as FCF divided by market capitalization.*

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Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 56 56Long-term Alignment of Interests: SPAC Sponsor “Promote” Restructured as “Earn-Out” Size Structure Vesting Schedule 33% @ $12.00 / share Sponsor Promote Shares 8.625mm 33% @ $14.00 / share 33% @ $16.00 / share 50% cancellation of 5.933 million Sponsor Warrants 2.967mm outstanding private warrants Vesting Schedule 33% @ $12.00 / share Seller Incentive Shares 15.0mm 33% @ $14.00 / share 33% @ $16.00 / share FVAC II, ATI’s existing shareholders, and Management have structured a deal that demonstrates strong conviction in the business and aligns current and prospective shareholders to create long-term value © 2021 ATI Holdings, LLC 56 56

ATI Will be One of Two Pure-Play Public PT Companies in a Highly Fragmented Field of Private Companies

($ in millions)	USPh[(1)] U.S. PHYSICAL THERAPY, INC.	ATI PHYSICAL THERAPY	
Clinic Model	JVs with Regional/Local Brands	**Owned Clinics with Unified National Brand**	100% owned clinic model enables unified branding
Clinics	554	**875**	Large, independent pure-play PT operator that is unique in the equity markets
States	39	**25**	Well diversified across multiple states and payors
'22E Revenue	$501	**$903**	Revenue growth supported by strong industry tailwinds and accelerated by "gold standard" de novo clinic program
'22E Adj. EBITDA[(2)]	$74	**$175**	Scale and modernized infrastructure support strong operating leverage
'22E Adj. EBITDA[(2)] Margin	14.7%	**19.3%**	Stable margin profile expected to drive strong cash flow conversion

Source: Public filings and FactSet. Note: USPH consensus estimates as of 3/26/2021.

1. *USPH is the only publically traded, pure-play outpatient PT provider in the market today.*
2. *Adjusted EBITDA is a non-GAAP financial measure defined by us as earnings before provision for income taxes, interest expense, depreciation and amortization expense, restructuring and transaction costs, stock-based compensation expense, de-novo losses and other non-operating adjustments. See reconciliation in Appendix.*

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Adjusted EBITDA Reconciliation

($ in millions)	2018A	2019A	2020A
Income (Loss) Before Income Taxes	**($55)**	**($34)**	**$2**
Net Income Attributable to Non-Controlling Interests	(4)	(4)	(5)
Interest Expense, Net	73	77	69
Interest Expense on Redeemable Preferred Stock	13	16	19
Depreciation & Amortization	38	39	40
EBITDA	**$65**	**$93**	**$125**
Business Optimization Costs [1]	15	19	10
Reorganization and Severance Costs [2]	7	8	8
Transaction and Integration Costs [3]	1	5	5
Pre-Opening De Novo Costs [4]	4	2	2
Share-Based Compensation	3	2	2
Charges Related to Lease Terminations [5]	-	-	4
Adjusted EBITDA	**$94**	**$128**	**$155**
SG&A [6]	64	74	65
Non-Controlling Interest [6]	4	4	6
Other Expense / (Income) [7]	-	-	(92)
Clinic Contribution	**$162**	**$206**	**$134**

1. *Represents non-recurring costs to optimize our platform and ATI transformative initiatives. Costs primarily related to duplicate costs driven by IT and RCM conversions, labor related costs during the transition of key positions and other incremental costs driving optimization initiatives.*
2. *Represents severance, consulting and other costs related to discrete initiatives focused on reorganization and delayering of the Company's labor model, management structure and support functions.*
3. *Represents costs related to the Business Combination, acquisitions and acquisition-related integration and consulting and planning costs related to preparation to operate as a public company.*
4. *Represents renovation, equipment and marketing costs relating to the start-up and launch of new locations incurred prior to opening.*
5. *Represents charges related to lease terminations prior to the end of term for corporate facilities no longer in use.*
6. *2018-2020 SG&A and Non-Controlling Interest are normalized to exclude non-recurring items.*
7. *Associated with ~$91.5mm of HHS Provider Relief Fund income.*

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